UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: July 24, 2006 (Date of earliest event reported)

The Student Loan Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-11616 (Commission File Number)	16-1427135 (I.R.S. Employer Identification No.)

750 Washington Boulevard
Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

(203) 975-6320
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K of the Company dated July 17, 2006 (the "Form 8-K") to revise the reported rates of return on average equity for the three- and six-month periods ended June 30, 2006. Except for the revision of such rates, this Form 8-K/A does not update, amend or modify any other disclosure set forth in the Form 8-K.

ITEM 2.02.       Results of Operations and Financial Condition

On July 17, 2006, The Student Loan Corporation filed a press release announcing its results of operations for the quarter ended June 30, 2006, which included financial statements containing rates of return on average equity. The financial statements filed herewith include the Company’s revised rates of return on average equity for the three- and six-month periods ended June 30, 2006 of 28.9% and 21.4%, respectively. A copy of the revised financial statements included in that press release is being filed as Exhibit 99.1 to this Form 8-K/A and is incorporated herein by reference in its entirety.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.       Financial Statements and Exhibits

(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description

99.1	Revised Financial Statements included in the Press Release dated July 17, 2006, issued by The Student Loan Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: THE STUDENT LOAN CORPORATION

Date: July 24, 2006

By: /s/ Daniel P. McHugh
Name: Daniel P. McHugh
Title: Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Revised Financial Statements included in the Press Release, dated July 17, 2006, issued by The Student Loan Corporation.